Cash, cash equivalents and restricted cash	12 Months Ended
Dec. 31, 2022
Cash and Cash Equivalents [Abstract]
Cash, cash equivalents and restricted cash	Cash, cash equivalents and restricted cash
Our restricted cash balance was $159.6 million and $186.0 million as of December 31, 2022 and 2021, respectively, and was primarily related to our Export Credit Agency (“ECA”) financings, Export-Import Bank of the United States (“Ex-Im”) financings, our AerFunding revolving credit facility, our Brazilian Development Bank (“BNDES”) financing and other debt. Refer to Note 16—Debt.
The following is a summary of our cash, cash equivalents and restricted cash as of December 31, 2022 and 2021:

	As of December 31,
	2022	2021
Cash and cash equivalents	$1,597,147	$1,728,794
Restricted cash	159,623	185,959
Total cash, cash equivalents and restricted cash	$1,756,770	$1,914,753